UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 26, 2012

LEXMARK INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14050	06-1308215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lexmark Centre Drive
740 West New Circle Road
Lexington, Kentucky 40550
(Address of Principal Executive Offices) (Zip Code)

(859) 232-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders
The Company’s Annual Meeting of Stockholders was held on April 26, 2012. A total of 60,854,822 shares of the Company's Class A Common Stock, par value $0.01 per share, were present or represented by proxy at the meeting, representing 85.51% of the Company's shares outstanding as of the February 29, 2012 record date.

At said Annual Meeting, the proposals submitted for a vote of stockholders and the related results are as follows:

(1)
The election of W. Roy Dunbar as a Class I Director of the Company for a term expiring in 2013 and the election of Michael J. Maples, Stephen R. Hardis, William R. Fields and Robert Holland, Jr. as Class III Directors of the Company for terms expiring in 2015.  The stockholders elected the five directors by the following votes:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
W. Roy Dunbar	56,336,591	909,114	19,975	3,589,142
Michael J. Maples	53,745,768	3,499,182	20,730	3,589,142
Stephen R. Hardis	53,716,209	3,528,921	20,550	3,589,142
William R. Fields	53,740,370	3,503,327	21,983	3,589,142
Robert Holland, Jr.	53,691,105	3,522,764	21,811	3,589,142

The terms of office of each of Jared L. Cohon, J. Edward Coleman, Ralph E. Gomory, Sandra L. Helton, Jean-Paul L. Montupet, Paul A. Rooke and Kathi P. Seifert as directors of the Company, continued after the meeting.

(2)
The ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2012. The stockholders ratified the appointment of PwC by the following votes:

Votes For	60,456,105
Votes Against	365,656
Abstentions	33,061

(3)
The approval of an advisory resolution approving the compensation of the Company’s Named Executive Officers, as described in the Compensation Discussion and Analysis section and compensation tables and narrative disclosure of the Company’s Proxy Statement. The stockholders approved the advisory resolution on executive compensation by the following votes:

Votes For	53,272,982
Votes Against	3,488,013
Abstentions	504,685
Broker Non-Votes	3,589,142

(4)	The approval of a stockholder proposal to declassify the board of directors. The stockholders approved the stockholder proposal to declassify the board of directors by the following votes:

Votes For	53,151,246
Votes Against	4,084,140
Abstentions	30,294
Broker Non-Votes	3,589,142

Based on the results of this advisory vote, the Board of Directors unanimously agreed to take the steps necessary for the Corporation’s stockholders to vote at the 2013 Annual Meeting on approving an amendment to the Corporation’s Restated Certificate of Incorporation to declassify the Board of Directors.

Item 8.01.                      Other Events.

A copy of the press release issued by the Company on April 26, 2012, announcing an increase in the Company’s quarterly dividend and the results of the Annual Meeting of Stockholders is attached as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.                          Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.	Description of Exhibit

99.1	Press Release issued by Lexmark International, Inc., dated April 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexmark International, Inc.
(Registrant)

April 26, 2012

By: /s/ Robert J. Patton
Robert J. Patton
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Lexmark International, Inc., dated April 26, 2012.